Exhibit 99.1

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS
AND
FINANCIAL STATEMENTS

From Inception on September 1, 2009 through December 31, 2009 and for the Year Ended December 31, 2010

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Thinking Drone, Inc.
(FKA Thinking Drone, LLC)

We have audited the accompanying balance sheets of Thinking Drone, Inc. as of December 31, 2010 and 2009, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2010 and for the period from inception on September 1, 2009 through December 31, 2009.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Thinking Drone, Inc. as of December 31, 2010 and 2009, and the results of their operations and their cash flows for the year ended December 31, 2010 and for the period from inception on September 1, 2009 through December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Sadler, Gibb & Associates, LLC

Sadler, Gibb & Associates, LLC
Salt Lake City, UT
February 1, 2012

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)
Balance Sheets

	December 31,	December 31,
	2010	2009

ASSETS
CURRENT ASSETS

Cash	$10,000	$12
Accounts receivable	79,059	64,522

TOTAL CURRENT ASSETS	89,059	64,534

TOTAL ASSETS	$89,059	$64,534

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$6,069	$-

TOTAL CURRENT LIABILITIES	6,069	-

STOCKHOLDERS' EQUITY

Common stock, no par value, 2,000,000
shares authorized and outstanding	-	-
Additional paid-in capital	-	-
Retained earnings	82,990	64,534

TOTAL STOCKHOLDER'S EQUITY	82,990	64,534

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$89,059	$64,534

The accompanying notes are an integral part of these financial statements.

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)
Statements of Operations

		From inception
	For the	on September 1,
	Year Ended	2009 through
	December 31,	December 31,
	2010	2009

REVENUES	$846,019	$106,014

OPERATING EXPENSES

Advertising and marketing	6,090	152
Payroll expense	263,842	-
Contractors expense	57,234	17,368
General and administrative	18,105	10,931

Total Operating Expenses	345,271	28,451

INCOME FROM OPERATIONS	500,748	77,563

OTHER INCOME (EXPENSES)

Other income	300	-

Total Other Income (Expenses)	300	-

INCOME BEFORE INCOME TAXES	501,048	77,563

PROVISION FOR INCOME TAXES	-	-

NET INCOME	$501,048	$77,563

EARNINGS PER SHARE	$0.25	$0.04

BASIC AND DILUTED WEIGHTED AVERAGE
NUMBER OF COMMON SHARES OUTSTANDING	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements.

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)
Statements of Stockholders' Equity

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity

Balance at inception on
September 1, 2009	2,000,000	$-	$-	$-	$-

Net shareholder distributions	-	-	-	(13,029)	(13,029)

Net income for the period ended
December 31, 2009	-	-	-	77,563	77,563

Balance, December 31, 2009	2,000,000	-	-	64,534	64,534

Net shareholder distributions	-	-	-	(482,592)	(482,592)

Net income for the year ended
December 31, 2010	-	-	-	501,048	501,048

Balance at December 31, 2010	2,000,000	$-	$-	$82,990	$82,990

The accompanying notes are an integral part of these financial statements.

THINKING DRONE, INC.
(FKA THINKING DRONE, LLC)
Statements of Cash Flows

		From inception
	For the	on September 1,
	Year Ended	2009 through
	December 31,	December 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$501,048	$77,563
Changes in operating assets and liabilities:
Accounts receivable	(14,537)	(64,522)
Accounts payable and accrued expenses	6,069	-

Net Cash Provided by Operating Activities	492,580	13,041

CASH FLOWS FROM INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Shareholder contributions	4,880	27,259
Shareholder distributions	(487,472)	(40,288)

Net Cash Used in Financing Activities	(482,592)	(13,029)

NET INCREASE IN CASH	9,988	12
CASH AT BEGINNING OF YEAR	12	-

CASH AT END OF YEAR	$10,000	$12

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$-	$-
Income Taxes	-	-

NON-CASH FINANCING ACTIVITIES:	$-	$-

The accompanying notes are an integral part of these financial statements.

THINKING DRONE, INC.
(FKA Thinking Drone, LLC)
Notes to Financial Statements
December 31, 2010 and 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
Thinking Drone, LLC ("the Predecessor") was formed in the state of California on September 1, 2009 as a limited liability company.  In August 2011, the Predecessor filed articles of incorporation and conversion to become a California corporation and changed its name to Thinking Drone, Inc. ("the Company").  The Company is in the software development business and is an independent application developer for the iPhone and Android platforms.

Accounting Basis
The basis is accounting principles generally accepted in the United States of America.  The financial statements reflect the financial position, operations and cash flows of the Company as well as the predecessor limited liability company.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash is comprised of cash on hand or on deposit in banks.  The Company had cash of $10,000 and $12 as of December 31, 2010 and 2009 respectively.  The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents at December 31, 2010 and 2009.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are presented at their face amount, less an allowance for doubtful accounts, on the balance sheets.  Accounts receivable consist of amounts currently due from customers.  We evaluate the collectability of accounts receivable based on a combination of factors.  We recognize reserves for bad debts based on estimates developed using standard quantitative measures that incorporate historical write-offs and current economic conditions.

Concentration of Credit Risk
Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of cash. The Company’s cash balances are maintained in accounts held by major banks and financial institutions located in the United States.  The Company can maintain amounts on deposit with financial institutions that are in excess of the federally insured limit of $250,000. The risk is managed by maintaining all deposits in high quality financial institutions. The Company had no cash balances in excess of federally insured limits at December 31, 2010 and 2009.

During the years ended December 31, 2010 and 2009, a significant percentage of the Company’s revenues was derived from two customers.  For the year ended December 31, 2010, one customer accounted for 73 percent of the Company’s revenues, while the other constituted 18 percent.  During the year ended December 31, 2009, one customer accounted for 67 percent of the Company’s revenues, while the other constituted 14 percent.  The Company has made no adjustments to account for the risk associated with such a significant percentage of revenues being derived from so few customers.

Fair Value of Financial Instruments
In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820, the carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the short-term maturity of these instruments.

THINKING DRONE, INC.
(FKA Thinking Drone, LLC)
Notes to Financial Statements
December 31, 2010 and 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition
The Company applies the provisions of ASC 605, "Revenue Recognition in Financial Statements", which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to goods and services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured.

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $6,090 and $152 as of December 31, 2010 and 2009.

Income Taxes
During the fiscal year ended December 31, 2010, and for the period from inception on September 1, 2009 through December 31, 2009 the Company operated as a California limited liability company which has elected to be taxed as a subchapter S corporation and is therefore not subject to Federal and state taxes. Accordingly, the losses and deductions of the Company are allocated to the individual members or shareholders and no income tax expense is recorded in the financial statements.

Earnings per Common Share
Basic earnings per share is calculated by dividing the Company’s net income applicable to common stockholders by the weighted-average number of common shares during the period. Diluted income per share is calculated by dividing the Company’s net income available to common stockholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted-average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2010 and 2009.

Recent Accounting Pronouncements
The Company’s management has evaluated the recently issued accounting pronouncements through the filing date of these financial statements and has determined that the application of these pronouncements will have no material impact on the Company’s financial position and results of operations.

NOTE 2 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings
There are no legal proceedings, which the Company believes will have a material adverse effect on its financial position.

Operating Leases
The Company is provided its office space by its President at no cost.

NOTE 3 – STOCKHOLDERS’ EQUITY

Thinking Drone, LLC (“the Predecessor”) was formed in September 2009 as a California limited liability company.  In August 2010, the Predecessor filed articles of incorporation and conversion to transfer its business to Thinking Drone, Inc. (“the Company”), a California corporation. Pursuant to this transfer, the Company issued 2,000,000 shares of common stock, representing 100 percent ownership of the Company.  These shares have been accounted for as founders’ shares.  In order to increase historical period-to-period comparability, these founders’ shares have been retroactively restated in the statement of stockholders’ equity as if they had been issued at the inception of the Company.

THINKING DRONE, INC.
(FKA Thinking Drone, LLC)
Notes to Financial Statements
December 31, 2010 and 2009

NOTE 3 – STOCKHOLDERS’ EQUITY (CONTINUED)

During the year ended December 31, 2009 the Company received contributions from its shareholders in the amount of $27,259, and made $40,288 in distributions to its shareholders.   During the year ended December 31, 2010 the Company received contributions from its shareholders in the amount of $4,880, and made $487,472 in distributions to its shareholders.

NOTE 4 – SUBSEQUENT EVENTS

On November 9, 2011, Bitzio, Inc.’s wholly owned subsidiary, Bitzio Holdings, Inc., completed the purchase from the shareholders of all of the shares of the Company pursuant to a September 14, 2011 agreement, as amended. There is no material relationship between Bitzio, Inc. and the Sellers, other than the agreement.

As consideration for the acquisition, Bitzio Holdings, Inc. will pay the Sellers 5,000,000 shares of common stock of Bitzio, Inc. immediately and $500,000 cash, of which $50,000 is to be paid on or before November 30, 2011, not less than $25,000 is to be paid on or before the last day of each month commencing December 31, 2011 plus interest commencing from the closing date at 5.25 percent per annum computed monthly on the unpaid balance, if any, and the unpaid balance and unpaid interest, if any, is to be paid on or before October 31, 2012.

In accordance with ASC 855 Company management reviewed all material events through the date these financial statements were filed and there are no additional material subsequent events to report.